UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 7, 2007
Capital Auto Receivables LLC
Central Originating Lease Trust
Capital Auto Receivables Asset Trust 2007-SN1

(Exact Name of Registrant as Specified in its Charter)
Delaware
Delaware

(State or Other Jurisdiction of Incorporation)

333-124950 333-124950- 01	38-3082892 26-0150886

(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

c/o General Motors Acceptance Corporation, 200 Renaissance Center, PO Box 200, Detroit, Michigan	48265-2000

(Address of Principal Executive Offices)	(Zip Code)
313-556-5000

(Registrant’s Telephone Number, Including Area Code)
[Not Applicable]

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Series Supplement to Declaration of Trust
Trust Agreement
CARAT Indenture
COLT Indenture
ISDA Master Agreement and Schedule
Confirmation of the Primary Swap
Confirmation of the Primary Swap
Confirmation of the Primary Swap
Confirmation of the Primary Swap
Swap Counterparty Rights Agreement
Triparty Contingent Assignment Agreement
Transfer Direction
VAULT Pledge and Security Agreement
Sale and Contribution Agreement
Servicing Agreement
Pull Ahead Funding Agreement
Custodian Agreement
Pooling and Administration Agreement
Trust Sale and Administration Agreement

Item 8.01. Other Events.
     The registrant is filing the exhibits listed in Item 9.01(c) below in connection with the issuance of Class A-2a Asset Backed Notes, Class A-2b Floating Rate Asset Backed Notes, Class A-3a Asset Backed Notes, Class A-3b Floating Rate Asset Backed Notes, Class A-4 Floating Rate Asset Backed Notes, Class B Asset Backed Notes, Class C Asset Backed Notes and Class D Floating Rate Asset Backed Notes by Capital Auto Receivables Asset Trust 2007-SN1 described in the final Prospectus Supplement dated May 31, 2007.
Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit
No.	Document Description

3.2	Declaration of Trust (incorporated by reference from Exhibit 3.2 filed on Form S-3 of the Registrant, file 333-124950, filed on May 15, 2007)
3.3	Series Supplement to Declaration of Trust
4.6	Trust Agreement
4.7	CARAT Indenture
4.8	COLT Indenture
99.4	ISDA Master Agreement and Schedule to the ISDA Master Agreement
99.5	Confirmation of the Primary Swap relating to the Class A-1b Notes
99.6	Confirmation of the Primary Swap relating to the Class A-2b Notes
99.7	Confirmation of the Primary Swap relating to the Class A-3b Notes
99.8	Confirmation of the Primary Swap relating to the Class A-4 Notes
99.9	Swap Counterparty Rights Agreement
99.10	Triparty Contingent Assignment Agreement
99.11	Transfer Direction
99.12	VAULT Pledge and Security Agreement
99.13	Sale and Contribution Agreement
99.14	Servicing Agreement
99.15	Pull Ahead Funding Agreement
99.16	Custodian Agreement
99.17	Pooling and Administration Agreement
99.18	Trust Sale and Administration Agreement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant Capital Auto Receivables, Inc., the registrant Central Originating Lease Trust by its certificateholder Central Originating Lease, LLC and the registrant Capital Auto Receivables Asset Trust 2007-SN1 by its depositor, Capital Auto Receivables LLC, has each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 7, 2007	CAPITAL AUTO RECEIVABLES LLC
	By:	/s/ Donna Dicicco
		Name:	Donna Dicco
		Title:	Assistant Secretary

June 7, 2007	CENTRAL ORIGINATING LEASE TRUST By: CENTRAL ORIGINATING LEASE, LLC, as a certificateholder of the Central Originating Lease Trust
	By:	/s/ C.J. Vannatter
		Name:	C.J. Vannatter
		Title:	Vice President

June 7, 2007	CAPITAL AUTO RECEIVABLES ASSET TRUST 2007-SN1 By: CAPITAL AUTO RECEIVABLES LLC, depositor of the Capital Auto Receivables Asset Trust 2007-SN1
	By:	/s/ Ken Rice
		Name:	Ken Rice
		Title:	Senior Manager — U.S. Securitization